UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 20, 2013

American Airlines Group Inc.

American Airlines, Inc.

US Airways Group, Inc.

US Airways, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172
Delaware	1-2691	13-1502798
Delaware	1-8444	54-1194634
Delaware	1-8442	53-0218143
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4333 Amon Carter Blvd., Fort Worth, Texas	76155
4333 Amon Carter Blvd., Fort Worth, Texas	76155
111 West Rio Salado Parkway, Tempe, Arizona	85281
111 West Rio Salado Parkway, Tempe, Arizona	85281
(Address of principal executive offices)	(Zip Code)

(817) 963-1234

(817) 963-1234

(480) 693-0800

(480) 693-0800

(Registrant’s telephone number)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 20, 2013, US Airways, Inc. (the “Company”) and Airbus S.A.S. (“Airbus”) entered into Amendment No. 5 (the “Amendment”) to the Amended and Restated Airbus A350 XWB Purchase Agreement dated as of October 2, 2007 (the “Purchase Agreement”). Pursuant to the terms of the Amendment, Airbus and the Company have agreed to amendments pursuant to which Airbus will deliver all 22 aircraft previously ordered by the Company pursuant to the Purchase Agreement as Airbus A350-900 XWB aircraft, with scheduled deliveries commencing in 2017, subject to the terms of the Purchase Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines Group Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Chief Financial Officer

Dated: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Airlines, Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Chief Financial Officer

Dated: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Chief Financial Officer

Dated: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.

/s/ Derek J. Kerr
Derek J. Kerr
Chief Financial Officer

Dated: December 27, 2013